                            OPPENHEIMER INTERNATIONAL VALUE FUND
                          Supplement Dated August 18, 2005 to the
                               Prospectus dated June 25, 2004

     This  supplement  amends  the  Prospectus  dated June 25,  2004,  and is in addition to the supplement dated February 18, 2005.

The Prospectus is revised as follows:

     1. The first  paragraph  of the section  titled  "About The Fund - Fees and
Expenses of the Fund" is deleted in its entirely and replaced by the following:

     The  following  tables are  provided  to help you  understand  the fees and expenses  you may pay if you buy and hold  shares of the  Fund.  The Fund pays a variety of expenses  directly  for  management  of its  assets,  administration, distribution  of its shares and other  services.  Those  expenses are subtracted from the Fund's assets to calculate  the Fund's net asset values per share.  All shareholders  therefore pay those expenses  indirectly.  Shareholders  pay other transaction  expenses  directly,  such as sales charges.  The expenses below are based on the Fund's actual expenses for Class A shares during its partial fiscal year ended April 30, 2004.  Class B, Class C, Class N and Class Y share expenses are based on anticipated expenses during the first fiscal year that these shares are offered. The inception date of Class A was August 1, 2003, and the inception of each of Classes B and C is May 6, 2004. The inception date for Class Y shares is September 2, 2005. Class N shares are not yet available for sale.

     2. The following paragraph is added at the end of the section titled "About
The Fund - About The Fund's Investments - Other Investment Strategies."

     Investments  by "Funds of Funds." Class Y shares of the Fund are offered as an  investment  to other  Oppenheimer  funds that act as "funds of  funds."  The
Fund's Board of Trustees has approved  making the Fund's shares  available as an investment to those funds. Those funds of funds may invest significant  portions of their  assets  in  shares  of the  Fund,  as  described  in their  respective prospectuses.  Those other  funds,  individually  and/or  collectively,  may own significant amounts of the Fund's shares from time to time. Those funds of funds typically  use asset  allocation  strategies  under  which they may  increase or reduce the amount of their investment in the Fund frequently, which may occur on a daily  basis  under  volatile  market  conditions.  Depending  on a number  of factors,  such as the  flows of cash  into and from the Fund as a result  of the activity  of  other  investors  and the  Fund's  then-current  liquidity,  those purchases and  redemptions  of the Fund's shares by funds of funds could require the Fund to purchase or sell portfolio  securities,  increasing its  transaction costs and possibly reducing its performance,  if the size of those purchases and redemptions  were  significant  relative to the size of the Fund.  For a further discussion  of the possible  effects of frequent  trading in the Fund's  shares, please refer to "Are There Limitations On Exchanges?" below.

     3. The first  paragraph  of the  section  titled  "About  Your  Account" is deleted in its entirely and replaced by the following:

     "Five classes of shares are described in this  Prospectus.  Currently,  the
Fund only offers Class A, Class B, Class C and Class Y shares for sale."

     4. The statement that "The Fund does not currently offer Class Y Shares" in the  section  titled  "About  Your  Account  - How  to Buy  Shares"  immediately preceding  the  paragraph  titled "Who Can Buy Class Y Shares" is deleted in its entirely.

August 18, 2005                                               PS0625.004